AQUILA ROCKY MOUNTAIN EQUITY FUND

                          Supplement to the Prospectus
                      For Class A Shares and Class C Shares
                              Dated April 30, 2003

     The special promotion described under the caption "Certain Investment Companies" and in footnote (1) of the table "Fees and Expenses of the Fund" will remain in effect through December 31, 2003 or until the last business day of the month during which the net assets of the Fund reach $9 million, whichever occurs sooner.

                  The date of this supplement is June 11, 2003

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                        AQUILA ROCKY MOUNTAIN EQUITY FUND

              Supplement to the Statement of Additional Information
                              Dated April 30, 2003

     The special promotion described under the caption "Special Promotions" will remain in effect through December 31, 2003 or until the last business day of the month during which the net assets of the Fund reach $9 million, whichever occurs sooner.

                  The date of this supplement is June 11, 2003